SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

                           Check the appropriate box:
                         | | Preliminary Proxy Statement
                         |X| Definitive Proxy Statement
                       |_| Definitive Additional Materials
                    |_| Soliciting Material Under Rule 14a-12
                |_| Confidential, For Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))

                                 GoAmerica, Inc.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                 GOAMERICA, INC.
                              433 Hackensack Avenue
                          Hackensack, New Jersey 07601

                                November 26, 2004

To Our Stockholders:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of GoAmerica, Inc. at 10:00 a.m. local time, on December 17, 2004, at Continental Plaza, 411 Hackensack Avenue, Lower Level, Hackensack, New Jersey.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting. Those of you who are receiving this document as part of the Annual Meeting package should note that the enclosed copy of our Form 10-K for the year ended December 31, 2003 is being provided as our most recent annual report. Due to the time between the filing of the 10-K and this Proxy Statement, the most current information about our Directors and Executive Officers is contained in this Proxy Statement. Additionally, please note that, unless expressly indicated otherwise, all share amounts of GoAmerica Common Stock reported in this Proxy Statement have been adjusted for the one-for-ten reverse stock split effective as of May 14, 2004 and the one-for-eight reverse stock split effective as of October 1, 2004 while share amounts in the 10-K have not been so adjusted.

It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we urge you to have your shares represented by taking a moment to vote by phone, via the Internet or by using the enclosed proxy card, at your earliest convenience. Unless the proxy is validly revoked by you, your shares will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

                                                    Sincerely,

                                                    /s/ Aaron Dobrinsky
                                                    -------------------
                                                        Aaron Dobrinsky
                                                        Chairman


                                                    /s/ Daniel R. Luis
                                                    ------------------
                                                        Daniel R. Luis
                                                        Chief Executive Officer

                                 GOAMERICA, INC.
                              433 Hackensack Avenue
                          Hackensack, New Jersey 07601

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On December 17, 2004

The Annual Meeting of Stockholders (the "Meeting") of GoAmerica, Inc., a Delaware corporation (the "Company"), will be held at Continental Plaza, 411 Hackensack Avenue, Lower Level, Hackensack, New Jersey on December 17, 2004, at 10:00 a.m. local time, to consider and act upon:

(1) a proposal to elect two Class A directors to serve until the 2007 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified; and

(2) such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

Holders of common stock of record at the close of business on November 9, 2004 are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 433 Hackensack Avenue, Hackensack, New Jersey for a period of ten days prior to the Meeting as well as on the day of the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, KINDLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, OR FOLLOW THE INSTRUCTIONS PROVIDED FOR VOTING BY PHONE OR THE INTERNET. THE PROMPT RETURN OF PROXIES OR VOTE BY PHONE OR THE INTERNET WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED. IF YOU ELECT TO VOTE BY PHONE OR THE INTERNET, THE LAST VOTE YOU SUBMIT CHRONOLOGICALLY (BY ANY MEANS) WILL SUPERSEDE YOUR PRIOR VOTE(S). ALSO, IF YOU VOTE BY PHONE OR THE INTERNET, AND LATER DECIDE TO ATTEND THE ANNUAL MEETING, YOU MAY CANCEL YOUR PREVIOUS VOTE AND VOTE IN PERSON AT THE MEETING.

Hackensack, New Jersey                        By Order of the Board of Directors
November 26, 2004                             /s/ Daniel R. Luis
                                              ------------------
                                                  Daniel R. Luis
                                                  Chief Executive Officer


 The Company's 2003 Annual Report on Form 10-K accompanies the Proxy Statement.

                                 GOAMERICA, INC.
                              433 Hackensack Avenue
                          Hackensack, New Jersey 07601

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of GoAmerica, Inc. (the "Company", "GoAmerica", or "We" and any derivations thereof) of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on December 17, 2004 (the "Meeting"), at Continental Plaza, 411 Hackensack Avenue, Lower Level, Hackensack, New Jersey at 10:00 a.m. local time, and at any adjournment or adjournments thereof. Holders of record of shares of Common Stock, $0.01 par value ("Common Stock"), as of the close of business on November 9, 2004, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 2,039,645 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Meeting. As of November 9, 2003, there were 280 holders of record and approximately 12,135 beneficial owners of our Common Stock. Please note that, unless expressly indicated otherwise, all share amounts of GoAmerica Common Stock reported in this Proxy Statement have been adjusted for the one-for-ten reverse stock split effective as of May 14, 2004 and the one-for-eight reverse stock split effective as of October 1, 2004 (collectively, the "Reverse Splits").

This Proxy Statement, together with the related proxy card, is being mailed to the stockholders of the Company on or about November 26, 2004. The Annual Report of the Company for the year ended December 31, 2003, including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all stockholders of record as of November 9, 2004. Please note that the Annual Report was prepared in March 2004. Accordingly, share amounts of GoAmerica Common Stock reported in the Annual Report have not been adjusted to reflect the Reverse Splits. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report so that such record holders are able to supply such materials to beneficial owners as of November 9, 2004. We will bear the entire cost of this proxy solicitation, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card, and any additional materials furnished to stockholders. You may vote by completing and returning the enclosed proxy or by voting in person at the Meeting. In addition, you may be able to vote by phone or via the Internet, as described below.

Whether or not you plan to attend the Meeting, please take the time to vote. Votes may be cast:

      o     by traditional paper proxy card;

      o     by phone;

      o     via the Internet; or

      o     in person at the Meeting.

Please take a moment to read the instructions, choose the way to vote that you find most convenient and cast your vote as soon as possible.

Voting by Proxy Card. If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted:

      o FOR Proposal 1, electing the two nominees named herein as Class A directors of the Company; and

      o In the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof.

Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Acting Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

Voting by Phone or via the Internet. If you are a stockholder of record (that is, if your stock is registered with the Company in your own name), you may vote by phone, or through the Internet, by following the instructions included with your proxy card. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through ADP Investor Communication Services that allows you to vote by phone or the Internet. If so, the voting form your nominee sent you will provide phone and Internet voting instructions. The last vote you submit chronologically (by any means) will supersede your prior vote(s). Also, if you vote by phone or the Internet, and later decide to attend the Meeting, you may cancel your previous vote and vote in person at the Meeting.

The deadline for voting by phone or through the Internet as a stockholder of record is 11:59 p.m., EST, on December 16, 2004. For stockholders whose shares are registered in the name of a broker or other nominee, please consult the voting instructions provided by your broker for information about the deadline for voting by phone or through the Internet.

Voting in Person. If you attend the Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Meeting.

Attendance at the Meeting will not, by itself, result in the revocation of a previously submitted proxy. Even if you are planning to attend the Meeting, we encourage you to submit your proxy in advance to ensure the representation of your shares at the Meeting.

The close of business on November 9, 2004 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting. As of the close of business on November 9, 2004, the Company had 2,039,645 shares of Common Stock outstanding and entitled to vote. Each holder of Common Stock is entitled to one vote per share on all matters on which such stockholder is entitled to vote.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock is necessary to constitute a quorum at the Meeting. Votes of stockholders of record who are present at the Meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the meeting for purposes of determining whether a quorum exists.

If you hold your shares of Common Stock through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter.

For Proposal 1, nominees for election as Class A directors at the Meeting will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting. Nominees receiving the greatest number of votes duly cast for the election of directors will be elected. Abstentions and broker "non-votes" are not counted as votes cast for purposes of electing directors.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

At the Meeting, two Class A directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2007 and until their successors shall have been elected and qualified.

We currently have seven directors. As set forth in our amended and restated certificate of incorporation, the terms of office of the members of the Board of Directors are divided into three classes: Class A, whose term will expire at the 2007 Annual Meeting of Stockholders; Class B, whose term will expire at the 2005 Annual Meeting of Stockholders; and Class C, whose term will expire at the 2006 Annual Meeting of Stockholders. The current Class A directors are Mark Kristoff and Joseph Korb, the current Class B directors are Daniel Luis and David Lyons, and the current Class C directors are Aaron Dobrinsky, Alan Docter and King Lee. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our by-laws permit the Board of Directors to increase or decrease the size of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. This classification of the Board of Directors may have the effect of delaying or preventing changes in control or management of GoAmerica.

It is the intention of the persons named in the enclosed form of proxy to vote the shares of Common Stock represented thereby, unless otherwise specified in the proxy, for the election as Class A directors of the nominees whose names and biographies appear below. In the event that any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

The current nominees for election as Class A directors to the Board of Directors are as follows:

                                       Served as a Director
      Name               Age                  Since                    Positions with the Company
-----------------    ------------    -------------------------    ------------------------------------

Joseph Korb              52                   1996                    Class A Director
                                                                      (also served as Executive Vice
                                                                      Chairman until March 2004)

Mark Kristoff            43                   1998                    Class A Director

The principal occupations and business experience for the past five or more years of each nominee is as follows:

Joseph Korb joined GoAmerica in 1997 as Executive Vice President and has been a director since October 1996. From May 2002 to March 2004, Mr. Korb served as our Executive Vice Chairman, having served as our President from November 2000 until May 2002. Prior to joining us, Mr. Korb served in various capacities, including Vice President of Product Management and Business Development, at RAM Mobile Data (now Velocita) from 1992 to 1996. Mr. Korb is currently CEO of EyeRover Media LLC, a privately held company that specializes in software solutions for embedded systems.

Mark Kristoff joined our Board of Directors in June 1998. Since 1991, Mr. Kristoff has been President and Chief Operating Officer of Considar, Inc., an international metals trading company. Since 1990, Mr. Kristoff also has been an early-stage investor in many technology companies and serves on the boards of directors of a number of privately held companies.

The Board of Directors recommends that stockholders vote FOR each of the nominees for the Board of Directors. Please note that proxies cannot be voted for more than two directors.

Board of Directors

We have seven members on our Board of Directors. The current composition of our Board of Directors is as follows:

                                     Served as a Director
     Name                 Age               Since               Positions with the Company
------------------    ----------   ------------------------   ------------------------------

Aaron Dobrinsky           40                1996                 Chairman  of the  Board and
                                                                 Class C Director

Daniel Luis               38                2003                 Chief  Executive Officer and
                                                                 Class B Director

Alan Docter               60                1996                 Class C Director

Joseph Korb               52                1996                 Class A Director

Mark Kristoff             41                1998                 Class A Director

King Lee                  62                2003                 Class C Director

David Lyons               55                2004                 Class B Director


Aaron Dobrinsky founded GoAmerica in 1996 and has served as our Chairman of the Board since inception. He also served as our President until November 2000 and our Chief Executive Officer until January 2003. Mr. Dobrinsky is currently the Chief Executive Officer of RoomLinX, Inc., a provider of wireless high-speed Internet network solutions to hotels and conference centers.

Daniel Luis joined our Board of Directors in January 2003 at the time he was elected our Chief Executive Officer. He previously served as our President and Chief Operating Officer from May 2002 until January 2003. Mr. Luis is also President and Chief Executive Officer of Wynd Communications Corp., which became a wholly owned subsidiary of GoAmerica in June 2000. Mr. Luis joined Wynd in 1994 and has held his current positions with Wynd since 1998.

Alan Docter joined our Board of Directors in October 1996 at the time of his initial investment in GoAmerica. Since 1990, Mr. Docter has been an early-stage investor in technology companies, including M.A.I.D. plc (now BrightStation), ViaWeb (sold to Yahoo!), Butterfly V.L.S.I. Ltd. (sold to Texas Instruments) and Invino Corp. (sold to Youth Stream Media Networks). Mr. Docter has served as President of Continental Mining and Metallurgical Corporation since 1991 and as President of CMMC Ventures, Inc. since 1999. He has also served as Vice Chairman of Considar, Inc., an international metals trading company, since 1995. Mr. Docter also serves on the boards of directors of a number of privately held companies.

King Lee joined our Board of Directors in January 2003. Mr. Lee currently serves as the Managing Partner of Resource Capitalist, LLC, a management consulting firm. During his career he has served as the chief executive officer of a number of companies both public and private. Mr. Lee has spent the last ten years doing turnarounds and during that same period Mr. Lee was also the co-founder of Wynd Communications Corp., which became a wholly-owned subsidiary of GoAmerica in June 2000. Mr. Lee served on the board of directors of Wynd. Communications Corp. until its acquisition by us. Mr. Lee also serves on the boards of directors of a number of privately held companies.

David Lyons joined our Board of Directors in October 2004. Mr. Lyons is currently a managing partner of the Nacio Investment Group, the holdings of which include a major interest in Nacio Systems, Inc., a managed hosting company providing outsourced infrastructure and communication services for mid-size businesses that the Nacio Investment Group acquired out of bankruptcy. Prior to joining Nacio in 2002, Mr. Lyons co-founded Globalnet VDS, a transaction services firm active in the consolidation of European voice and data telecommunications businesses. From 1998 to 2000, Mr. Lyons served as vice president of acquisitions for Expanets, Inc., a national provider of converged communications solutions founded by NorthWestern Corporation that acquired numerous local communications and data networking companies, as well as Lucent Technology's Growing and Emerging Markets (GEM) division. Previously, he was Chairman and CEO of Amnex, Inc. and held various executive management positions at Walker Telephone Systems, Inc. and Inter-tel, Inc.

For the biographical summaries of our Class A directors, Joseph Korb and Mark Kristoff, see the above list of nominees.

Each Class B director will hold office until the 2005 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Each Class C director will hold office until the 2006 Annual Meeting of Stockholders and until his successor is duly elected and qualified. None of the Company's current directors is related to any other director or to any executive officer of the Company.

Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors and on corporate governance reform. Recently, Nasdaq adopted amendments to its definition of independence. Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee. The Board of Directors has determined that Messrs. Docter, Kristoff, Lee and Lyons satisfy the Nasdaq definition of independence.

Compensation of Directors

Historically, non-employee (or "independent") directors serving on our Board of Directors received annual compensation of $20,000 either in cash or Company securities equivalents. In addition, each independent director, upon initial election to the Board of Directors prior to 2003, received options to purchase up to 800 shares of the Company's Common Stock. In January 2003, Messrs. Docter and Kristoff each received $15,000 as compensation for 2002 and the Board of Directors voted to amend the compensation of the Board of Directors for 2003. Under such changes, non-employee directors serving on our Board of Directors will receive a $5,000 per quarter retainer and per meeting fees of $1,000 for each in-person Board meeting attended, and $500 for each telephonic Board meeting attended. Each committee member will receive $500 for each Board Committee meeting attended, except when a committee meeting is held reasonably contiguous to a Board meeting. Additionally, each independent director received 3,750 stock options in 2003 (and upon a new director's election to the Board) and 937 annually each subsequent year that each such director remains on the Board. Each of the non-employee directors deferred payment of such quarterly and per meeting fees, effective as of July 1, 2003, until completion of the equity financing approved by our stockholders at a Special Meeting of Stockholders and closed on March 10, 2004. All future option grants to indpendent directors shall have an exercise price equal to the fair market value of our Common Stock on the date of grant and generally shall vest at a rate of one-third per year from the date of grant. Each director will be reimbursed by us for reasonable expenses they incur in connection with their participation in our Board meetings.

Committees and Meetings of the Board

The Board of Directors held 16 meetings during 2003. During this period, each incumbent member of the Board of Directors attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (during the period such person served as a director) and (ii) the total number of meetings held by all Committees of the Board on which each such director served (during the period such director served). At the 2003 Annual Meeting of Stockholders, three directors attended in person. The Company does not have a policy mandating such attendance. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

Compensation Committee. The Compensation Committee approves salaries and incentive compensation for our executive officers and key employees, administers and grants awards under the Company's 1999 Stock Plan and administers the terms of outstanding options. In 2003, the Compensation Committee was comprised of Messrs. Docter, Kristoff and Lee, with Mr. Docter serving as Chairman. The Compensation Committee held two meetings during 2003.

Audit Committee. The Audit Committee's responsibilities include: (i) evaluating and the engagement of the Company's independent auditors; (ii) reviewing and reporting on the results and scope of their audit findings; (iii) reviewing the Company's periodic reports filed with the Securities and Exchange Commission; and (iv) monitoring, on a periodic basis, the internal controls of the Company. In 2003, the Audit Committee was comprised of Messrs. Docter, Kristoff and Lee, with Mr. Lee serving as Chairman. The Audit Committee held four meetings during 2003. The Company's Board of Directors has determined that Mr. Lee constitutes an "audit committee financial expert", as such term is defined by the Securities and Exchange Commission.

Nominating Committee. The Nominating Committee was established in July 2000. The Nominating Committee's responsibilities include recommending to the Board of Directors qualified individuals to serve on the Company's Board of Directors. In 2003, the Nominating Committee was comprised of Messrs. Dobrinsky, Docter and Kristoff with Mr. Kristoff serving as Chairman, and did not receive any recommendations for Board nominees in connection with this year's Annual Meeting. Mr. Lyons replaced Mr. Dobrinsky on the Nominating Committee in November 2004 so that the Nominating Committee consists solely of directors who satisfy Nasdaq's independence standards. The Board is expected to consider, in the near future, a proposal to adopt a nominating committee charter that will provide policies and procedures regarding the consideration of Board nominations made by stockholders. As a result of the growing focus on corporate governance, there have been regulatory initiatives designed to assure that boards of directors improve their communications with stockholders and the Board is also expected to consider a proposal regarding a process by which stockholders can send communications to the Board. The Company intends to post such a charter and communications process on its website when and if they are adopted by the Board.

                             AUDIT COMMITTEE MATTERS

The following report of the Audit Committee is not to be deemed 'soliciting material' or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

Audit Committee Charter. The Audit Committee Charter was revised in March 2004, a copy of which is annexed to this proxy statement as Appendix A.

Independence of Audit Committee Members. The Company's Common Stock is listed on the Nasdaq SmallCap Market and the Company is governed by the listing standards applicable thereto. Each of the members of the Audit Committee have been determined to be "independent directors" within the meaning of Securities and Exchange Commission and the National Association of Securities Dealers Marketplace rules and regulations.

As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management and financial personnel and the independent auditors, the following:

      o the plan for, and the independent auditors' report on, each audit of the Company's financial statements;

      o     the  Company's  financial   disclosure   documents,   including  all
            financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

      o changes in the Company's accounting practices, principles, controls or methodologies;

      o significant developments or changes in accounting rules applicable to the Company; and

      o the adequacy of the Company's internal controls and accounting and financial personnel.

Audit Committee Report. In connection with the preparation and filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003:

(1) the Audit Committee reviewed and discussed the audited financial statements with the Company's management;

(2) the Audit Committee discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the quality and acceptability of the Company's financial reporting process and controls;

(3) the Audit Committee reviewed the written disclosures and the letter from the Company's independent auditors required by the Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company's independent auditors any relationship that may impact their objectivity and independence and satisfied itself as to the auditors' independence; and

(4) based on the review and discussions referred to above, the Audit Committee has recommended to the Board that the audited financial statements be included in the 2003 Annual Report on Form 10-K.


                    By the Audit Committee of the Board of Directors of
                                      GoAmerica, Inc.

                               King Lee (Chairman)
                               Alan Docter
                               Mark Kristoff


Audit Fees

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee's charter, all audit and audit-related work and all non-audit work performed by the Company's independent accountants, WithumSmith+Brown P.C. ("WithumSmith"), is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

Audit Fees. Audit fees billed to the Company by WithumSmith for the audit of the financial statements included in the Company's Annual Reports on Form 10-K, and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q, for the years ended December 31, 2003 and 2002 totaled approximately $75,000 and $55,000, respectively.

Audit-Related Fees. The Company was billed $10,000 and $10,707 by WithumSmith for assurance and related services rendered by WithumSmith during the fiscal years ended December 31, 2003 and 2002 that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under the immediately preceding paragraph.

Tax Fees. The Company was billed an aggregate of $15,000 by WithumSmith and other professionals for each of the fiscal years ended December 31, 2003 and 2002 for tax services, principally advice regarding the preparation of income tax returns.

All Other Fees. The Company was billed an aggregate of $7500 and $5,000 by WithumSmith for the fiscal years ended December 31, 2003 and 2002, respectively, for permitted non-audit services, principally advice regarding (i) the Company's Registration Statement on Form S-3 filed on March 10, 2004 immediately after the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and (ii) the Company's 401(k) plan.

Other Matters. The Audit Committee of the Board of Directors has considered whether the payment of the Audited-Related Fees, Tax Fees and all other fees are compatible with maintaining the independence of the Company's principal accountant. Applicable law and regulations provide an exemption that permits certain services to be provided by the Company's outside auditors even if they are not pre-approved. The Company has not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.

Other Matters

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of the Company's principal accountant.

A representative of WithumSmith is expected to attend the Meeting and to be available to respond to appropriate questions from stockholders.


                               EXECUTIVE OFFICERS

The following table identifies the current executive officers of the Company:

                                                           CAPACITIES IN                          IN CURRENT
NAME                                          AGE          WHICH SERVING                         POSITION SINCE
----                                          ---          -------------                         --------------

Daniel R. Luis..........................       38       Chief Executive Officer and Director          2003

Donald G. Barnhart (1) .................       47       Vice President, Chief Financial Officer       2004

Jesse Odom (2)..........................       39       Chief Technology Officer                      2000


(1) Donald Barnhart joined GoAmerica in 1999 and became its Vice President and Controller in 2000. He was appointed Chief Financial Officer upon completion of the equity financing approved by GoAmerica's stockholders at a Special Meeting of Stockholders and closed on March 10, 2004.

(2) Jesse Odom joined GoAmerica in 1996 as Vice President of Network Operations. He was appointed Chief Technology Officer in November 2000. Prior to joining GoAmerica, Mr. Odom served as Vice President of Network Engineering at American International Ore Corporation from 1991 to 1996.

None of our executive officers is related to any other executive officer or to any director of the Company. Our executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board of Directors.

Section 16(a) Beneficial Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, officers, and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to
Section 12 of the Exchange Act, to file initial reports of ownership and reports of changes in ownership with respect to our equity securities with the Securities and Exchange Commission. All reporting persons are required to furnish us with copies of all reports that such reporting persons file with the SEC pursuant to Section 16(a). Based on our review of the copies of such forms received by us or written representations from such reporting persons, each such reporting person filed all of their respective reports pursuant to Section 16(a) on a timely basis during 2003.

Code of Ethics

The Company has implemented a code of ethics applicable to its directors, executive officers and other senior financial personnel. The Company will furnish (free of charge) a copy of this code of ethics to any person who requests a copy either by calling Investor Relations at (201) 996-1717 or by submitting a written request to Investor Relations at GoAmerica, Inc., 433 Hackensack Avenue, Hackensack, New Jersey 07601.


                             EXECUTIVE COMPENSATION

Summary of Compensation in 2003, 2002 and 2001

The following Summary Compensation Table sets forth,for the years ended December 31, 2003,2002 and 2001, information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as our Chief Executive Officer at any time during 2003, regardless of compensation level, and each other executive officer at the end of 2003 whose aggregate cash compensation approximated $100,000 or more at the end of 2003 (collectively, the "Named Executives") during 2003.

                                                                                              LONG -TERM
                                                        ANNUAL COMPENSATION                  COMPENSATION
                                                                                                AWARDS

                                                                                                 Securities
                                                                              Other Annual       Underlying        All Other
                                                  Salary       Bonus (1)      Compensation         Options        Compensation
Name and Principal                    Year         ($)            ($)             (7)                (#)              ($)
Position                                                                          ($)
-------------------------             ------    -----------    ----------    ---------------    --------------    -------------

Aaron Dobrinsky                       2003      98,253(2)         --               --             --              3,900 (3)
Chairman of the Board;                2002      225,000           --               --           3,828             3,333 (3)
former Chief Executive                2001      225,000           (4)              --           2,950 (4)         4,244 (3)
Officer (until January 2003)

Joseph Korb                           2003      98,603(5)         --               --             --              3,834 (3)
Director; former Vice                 2002      225,000           --               --           3,828             3,834 (3)
Chairman, Strategy and                2001      225,000        78,679 (6)          --             --              4,036 (3)
Strategic Alliances
(May 2002 to March 2004)

Daniel R. Luis                        2003      179,706(7)        --               --             --              3,351 (3)
Chief Executive Officer               2002      214,571           --               --           8,015             3,351 (3)
since Jan. 2003; former               2001      174,134           --               --             --                 --
President and Chief
Operating Officer (May
2002 to Jan. 2003)

Francis J. Elenio (8)                 2003      115,275(8)        --               --             --              2,900 (3)
Chief Financial Officer,              2002      185,296           --               --           3,129             3,513 (3)
Treasurer and Secretary               2001      180,000        10,000(9)           --           1,500 (9)            --

Donald G. Barnhart                    2003      154,884           --               --             --                 --
Chief Financial Officer               2002      120,865           --               --           1,265                --
since March 2004;                     2001      109,172        12,500(13)          --             218 (13)           --
Principal Financial Officer
since September 2003

Jesse Odom                            2003      164,613(10)       --               --             --              3,351 (3)
Chief Technology Officer              2002      185,296                            --           3,129             7,235 (3)
                                      2001      180,000        40,000(11)       190,625(12)       375 (11)        5,980 (3)

(1) Except as otherwise indicated, the bonus awards were earned in the year indicated and were paid in the following year.

(2)   Mr. Dobrinsky ceased receiving his base salary effective June 23, 2003.

(3) Represents the dollar value of automobile lease payments paid by or on behalf of the Company for the benefit of the executive.

(4) Mr. Dobrinsky's 2001 fiscal year bonus consisted of options to purchase 2,950 shares of Common Stock having an above-market exercise price of $151.20 on the date of grant in 2002.

(5)   Mr. Korb ceased receiving his base salary effective June 23, 2003.

(6)   Such bonus amount was paid during 2001.

(7)   Mr. Luis deferred approximately $35,000 of his base salary until 2004.

(8) Mr. Elenio resigned as Chief Financial Officer of the Company effective August 15, 2003.

(9) Mr. Elenio's 2001 fiscal year bonus consisted of $10,000 in cash and options to purchase 1,500 shares of Common Stock having a fair market value of $151.20 on the date of grant in 2002.

(10)  Mr. Odom deferred approximately $15,000 of his base salary until 2004.

(11) Mr. Odom's 2001 fiscal year bonus consisted of $40,000 in cash and options to purchase 1,500 shares of Common Stock having a fair market value of $151.20 on the date of grant in 2002.

(12) Represents the dollar value of the difference between the exercise price ($85.00) of options to purchase 625 shares of the Company's Common Stock and the fair market ($390.40) value of the Common Stock on the exercise date.

(13) Mr. Barnhart's 2001 fiscal year bonus consisted of $12,500 in cash and options to purchase 9 shares of Common Stock having a fair market value of $151.20 on the date of grant in 2002.


Option Grants in 2003

There were no stock options granted to Named Executives in 2003.

                      EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of December 31, 2003 with respect to each of our equity compensation plans:


                                                                                                   (c)
                                                                                          Number Of Securities
                                         (a)                          (b)                 Remaining Available For
                             Number Of Securities To Be    Weighted-Average Exercise      Future Issuance Under
                               Issued Upon Exercise Of       Price Of Outstanding       Equity Compensation Plans
                                Outstanding Options,               Options,               (Excluding Securities
       Plan Category             Warrants and Rights          Warrants and Rights         Reflected In Column (a))
       -------------             -------------------          -------------------         ------------------------
Equity Compensation Plans
Approved by
Stockholders..................          76,955                    $105.60                         58,247


Equity Compensation Plans
Not Approved by                           --                         --                             --
Stockholders(1)........


TOTAL                                   76,955                    $105.60                         58,247


(1) Excludes warrants to purchase 17,460 shares at $1,280.00 per share issued in connection with strategic alliances. No shareholder vote was required in connection with such issuances.

On August 3, 1999, we adopted the GoAmerica Communications Corp. 1999 Stock Option Plan. This plan provided for the granting of options to purchase shares of Common Stock. No further options will be granted under the GoAmerica Communications Corp. 1999 Stock Option Plan.

In December 1999, our Board of Directors adopted the GoAmerica, Inc. 1999 Stock Plan (the "Plan") as a successor plan to the GoAmerica Communications Corp. 1999 Stock Option Plan, pursuant to which 60,000 shares of our Common Stock were reserved for issuance to selected employees, non-employee Directors and consultants. In May 2001, our shareholders approved an increase in the maximum number of shares issuable under the Plan from 60,000 to 132,809 shares.

Under the terms of the Plan, a committee of our Board of Directors may grant options to purchase shares of our Common Stock to our employees and consultants at such prices as may be determined by the committee. The Plan provides for award grants in the form of incentive stock options and non-qualified stock options. Options granted under the Plan generally vest annually over 4 years and expire after 10 years.

Aggregated Option Exercises in 2003 and Year-End Option Values

The following table presents information regarding the number of stock options held by the Named Executives at December 31, 2003 and the value of in-the-money stock options held by such persons at December 31, 2003. The calculation of the value of unexercised options is based upon a market price of $29.60 per share, representing the closing sale price of one share of the Company's common stock on December 31, 2003. Frank Elenio was the only Named Officer who exercised stock options during 2003. Mr. Elenio exercised options covering 3,129 shares of the Company's Common Stock. The value realized with respect to such option exercise (the aggregate number of options exercised multiplied by the difference between the market price on the date of exercise and the exercise price) was approximately $45,000.

                      Number of Securities             Value of Unexercised
                     Underlying Unexercised       In-the-Money Options at Fiscal
                 Options at Fiscal Year End (#)            Year End ($)
                 ---------------------------------------------------------------

    Name          Exercisable    Unexercisable     Exercisable    Unexercisable
--------------------------------------------------------------------------------

Aaron
Dobrinsky            4,967           2,473           147,023          73,209

Joseph Korb          5,338           1,489           148,015          44,097

Daniel R.
Luis                 8,682           3,458           257,002         102,376

Donald
Barnhart (1)         1,365             619            16,043          14,120

Jesse Odom           5,536           1,342           163,811          39,748

Francis
Elenio               4,406             750                --              --
----------
(1) Mr. Barnhart was appointed as Chief Financial Officer of the Company as of March 10, 2004.

Employment   Agreements,   Termination  of  Employment   and   Change-in-Control
Arrangements

Mr. Dobrinsky is a party to an agreement with the Company, effective as of May 6, 2002 and amended as of March 10, 2004, under which he now serves as the Company's Chairman of the Board, receiving director compensation equal to the Company's independent directors but receiving no salary. The Compensation Committee approved a decrease in Mr. Dobrinsky's base salary; from $225,000 to $200,000 effective January 20, 2003. Mr. Dobrinsky voluntarily reduced his base salary to $100,000 as of May 16, 2003, and on June 15, 2003, the Compensation Committee approved a decrease in Mr. Dobrinsky's base salary to $0 effective June 23, 2003. Mr. Korb was a party to an agreement with the Company, effective as of May 6, 2002, under which he most recently served as the Company's Vice Chairman, Strategy and Strategic Alliances at an initial base salary of $225,000. Mr. Korb's employment agreement was terminated as of March 10, 2004 upon completion of the Company's equity financing, with the Company agreeing to use commercially reasonable efforts to nominate him for re-election to the Company's Board of Directors at the 2004 Annual Meeting. The Compensation Committee approved a decrease in Mr. Korb's base salary to $200,000 effective January 20, 2003. Mr. Korb voluntarily reduced his base salary to $100,000 as of May 16, 2003, and on June 15, 2003, the Compensation Committee approved a decrease in Mr. Korb's base salary to $0 effective June 23, 2003. Mr. Korb shall receive director compensation equal to the Company's independent directors. Mr. Luis is a party to an agreement with the Company, effective as of May 6, 2002 under which he now serves as our Chief Executive Officer at an initial base salary of $225,000, subject to annual adjustment. On December 16, 2002, the Compensation Committee approved a decrease in Mr. Luis' base salary to $200,000 effective January 20, 2003. Mr. Luis elected to defer approximately $35,000 of his 2003 salary until completion of the Company's equity financing. Mr. Odom is a party to an agreement with the Company, effective as of May 6, 2002 under which he serves as the Company's Chief Technology Officer at an initial base salary of $180,000. The Compensation Committee approved a decrease in Mr. Odom's base salary to $165,000 effective January 20, 2003. Mr. Odom elected to defer approximately $15,000 of his 2003 salary until completion of the Company's equity financing. Mr. Barnhart is a party to an agreement with the Company, effective as of March 10, 2004 under which he serves as the Company's Vice President and Chief Financial Officer at an initial base salary of $165,000. The Compensation Committee may award any or all of the above individuals additional bonus payments or option grants in its discretion. Mr. Elenio was a party to an agreement with the Company, effective as of May 6, 2002, under which he served as the Company's Chief Financial Officer, Treasurer and Secretary at an initial base salary of $180,000. The Compensation Committee approved a decrease in Mr. Elenio's base salary to $165,000 effective January 20, 2003 and approved a decrease in Mr. Elenio's base salary to $150,000 effective June 23, 2003. Mr. Elenio resigned from the Company as of August 15, 2003.

The initial term of each such agreement was for three years, with the exception of Mr. Barnhart's agreement which provides for an initial term of two years. Mr. Dobrinsky's amended employment agreement does not provide currently for a term extension but may renew for one-year periods thereafter. The Compensation Committee has authorized amendments to the Company's employment agreements with Messrs. Luis and Odom, which have been agreed to in principle and are currently being prepared; such amendments will include extending the terms of employment through May 2006. In the event any of Messrs. Dobrinsky, Luis, Odom or Barnhart is terminated without cause, resigns for good reason or, in the case of Mr. Dobrinsky, is not reelected to the Company's Board of Directors, he is currently entitled to receive severance in accordance with the Company's severance policy for executive officers in effect at the time of termination, calculated at their respective base salary as of specific dates. Mr. Dobrinsky will also receive up to $800 per month in automobile allowances and will be reimbursed for additional automobile expenses incurred in connection with his duties. Each of Messrs. Luis, Odom and Barnhart will also receive up to $500 per month in automobile allowances and will be reimbursed for additional automobile expenses incurred in connection with their duties. In addition, Mr. Dobrinsky is eligible to be a beneficiary of a term life insurance policy in his name, in the face amount of up to $1.0 million, for which the Company would pay the premiums. Each employment agreement also contains certain invention assignment and confidentiality provisions and also requires that the Company maintain standard directors and officers insurance of no less than $10.0 million.

We require all employees to sign an agreement pursuant to which they agree to maintain the confidentiality of our proprietary information, to assign any inventions to us, and to agree not to solicit our customers, suppliers or employees away from us.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Messrs. Docter, Kristoff and Lee, with Mr. Docter serving as Chairman. None of these individuals are or were at any time officers or employees of the Company. No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent purpose) of any other entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

No  interlocking   relationship   exists  between  our  Board  of  Directors  or
Compensation Committee and the board of directors or compensation committee of any other company.

Performance Graph

The following line graph compares the cumulative total stockholder return on our Common Stock with the cumulative total return on the Nasdaq Stock Market (U.S) Index and the Dow Jones U.S. Wireless Communications Index, in addition to those companies that comprised a Peer Group Index (capitalization weighted) and remained publicly traded for the period beginning on April 7, 2000, the date on which the Securities and Exchange Commission declared effective our Form 8-A Registration Statement pursuant to Section 12 of the Exchange Act, and ending on the last day of our last completed fiscal year. The stock performance shown on the graph below is not indicative of future price performance. The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends and increases or decreases in market price.


                                   COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE
                               COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS


                              ------------------------ FISCAL YEAR ENDING ---------------------
COMPANY/INDEX/MARKET           4/07/2000 12/29/2000 12/31/2001 12/31/2002 12/31/2003

GoAmerica Incorporated            100.00      33.59      14.19       1.81       2.31
Customer Selected Stock List      100.00      37.89      35.69       7.44      14.75
NASDAQ Market Index               100.00      53.34      42.52      29.66      44.59
DJ Wireless Communications Index  100.00      44.56      34.79      13.98      21.01


The Customer Selected Stock List is made up of the following securities:

AETHER SYSTEMS INC
RESEARCH IN MOTION LTD
SPRINT CORP PCS GP


(1) The Company previously constructed a Peer Group Index consisting of other wireless service providers including Aether Systems, Inc., Sprint Corp., AT&T Wireless Services Inc. and Research in Motion Limited. In this Proxy Statement, we have added the Dow Jones U.S. Wireless Communications Index as we believe that the entities comprising the 2003 Peer Group Index have become less relevant for this presentation as the Company's business focus has changed, and, therefore, the Company does not expect to use the historical Peer Group in future Proxy Statements.

Compensation Committee Report On Executive Compensation

      The following report is not to be deemed "soliciting material" or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

The Compensation Committee has furnished the following report:

The Company's executive compensation policy is designed to attract and retain highly qualified individuals for its executive positions and to provide incentives for such executives to achieve maximum performance by aligning the executives' interest with that of stockholders by basing a portion of compensation on corporate performance.

The Compensation Committee reviews and determines base salary levels for executive officers of the Company on an annual basis and determines actual bonuses after the end of the fiscal year based upon Company and individual performance. Additionally, the Compensation Committee makes grants under and administers all of the Company's stock option and stock purchase plans.

The Company's executive officer compensation program is comprised of base salary, discretionary annual cash bonuses, stock options and various other benefits, including medical insurance and a 401(k) Plan, which are generally available to all employees of the Company.

Salaries are established in accordance with industry standards through review of publicly available information concerning the compensation of officers of comparable companies. Consideration is also given to relative responsibility, seniority, individual experience and performance. Salary increases are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or Company goals.

Bonuses are paid on an annual basis and are discretionary. The amount of bonus, if any, is based on criteria designed to effectively measure a particular executive's attainment of goals that relate to his or her duties and responsibilities as well as overall Company performance. In general, the annual incentive bonus is based on operational and financial results of the Company and the executive's individual performance in achieving the results. With respect to bonuses awarded to executive officers for services rendered during 2002, it was determined that it would be prudent if such bonuses were not paid in cash.
Therefore, bonuses awarded to executive officers for 2002 were in the form of stock option grants.

The stock option program is designed to relate executives' and certain middle managers' and other key personnel's long-term interests to stockholders' long-term interests and therefore are typically granted upon commencement of employment. In general, stock option awards are granted if warranted by the Company's growth and profitability. Stock options are awarded on the basis of individual performance and/or the achievement of internal strategic objectives.

In establishing the total annual compensation for Daniel R. Luis upon his becoming the Company's Chief Executive Officer in January 2003, succeeding Aaron Dobrinsky, who became the Company's Executive Chairman, we examined the size, complexity and historical performance of the Company's business, the Company's position as compared to its peers in the industry, and the specific challenges faced by the Company during the year, such as changes in the market for wireless products and services and other industry factors. In December 2002, due to our financial condition, the Compensation Committee recommended, and the Board of Directors confirmed, a decrease of approximately 11 percent in the base salary of each of Messrs. Dobrinsky, Korb (who served as our Executive Vice Chairman, Strategy and Strategic Alliances until March 2004), Luis, Elenio (our former Chief Financial Officer) and Odom (our Chief Technology Officer). In May 2003, each of the Company's executive officers took additional voluntary salary reductions, with Messrs. Dobrinsky and Korb foregoing all base salary as of June 23, 2003 and Messrs Luis and Odom deferring portions of their salary while the Company sought to restructure its financial condition. Additionally, each of the Executive Officers agreed to waive the enhanced severance provisions of their respective employment agreements in exchange for the Company waiving certain non-compete provisions thereof.

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the Chief Executive Officer and four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the deduction limit when the Compensation Committee believes such payments are appropriate and in the best interests of the Company's stockholders, after taking into consideration changing business conditions and the performance of employees.

                                                Compensation Committee Members

                                                Alan Docter (Chairman)
                                                Mark Kristoff
                                                King Lee

Security Ownership of Certain Beneficial Owners and Management

Common Stock

The following table sets forth certain information, as of November 9, 2004, with respect to holdings of our Common Stock by (i) each person known by us to beneficially own more than 5% of the total number of shares of Common Stock outstanding as of such date, based on currently available Schedules 13D and 13G filed with the SEC, (ii) each of our Directors and Named Executives, and (iii) all Directors and officers as a group. Unless otherwise indicated, the address for the individuals below is that of the Company: GoAmerica, Inc., 433 Hackensack Avenue, Hackensack, New Jersey 07601.


                                                 Amount and Nature of
Name and Address of Beneficial Owner             Beneficial Ownership (1)       Percent of Class (2)
------------------------------------             ------------------------       --------------------
(i) Certain Beneficial Owners
Austin W. Marxe and David M. Greenhouse             261,515  (3)                    12.8%
153 East 53rd Street, 55th Floor
New York, New York 10022

(ii) Directors and Named Executives
Donald Barnhart                                       1,498   4)                       *
Aaron Dobrinsky                                      41,613  (5)                     2.0%
Alan Docter                                           7,295  (6)                       *
Joseph Korb                                          13,771  (7)                       *
Mark Kristoff                                         4,935  (8)                       *
King Lee                                              2,653  (9)                       *
Daniel Luis                                           8,745  (10)                      *
David Lyons                                               0                            *
Jesse Odom                                            5,537  (11)                      *

(iii) All Directors and Officers as a Group          86,046  (12)                    4.3%
       (9 persons)

*     Less than one percent.

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder. All share amounts have been adjusted for the Reverse Splits.

(2) Applicable percentage of ownership is based on an aggregate of 2,039,656 shares of Common Stock outstanding on November 9, 2004, plus any then exercisable stock options held by each such holder, and options and warrants which will become exercisable by such holder within 60 days after November 9, 2004.

(3) According to Schedule 13G filed with the SEC on April 7, 2004, as of March 31, 2004, number of share reported (adjusted in this Proxy Statement for the Reverse Splits) consists of 258,015 shares of Common Stock and Warrants to purchase 3,500 shares of Common Stock. This amount includes 42,520 shares of Common Stock and 576 Warrants owned by Special Situations Cayman Fund, L.P. ("Cayman"), 40,182 shares of Common Stock and 542 Warrants owned by Special Situations Private Equity Fund, L.P. ("SSPE"), 5,985 shares of Common Stock and 81 Warrants owned by Special Situations Technology Fund ("Technology"), 30,549 shares of Common Stock and 414 Warrants owned by Special Situations Technology Fund II, L.P. ("Tech2"), and 138,941 shares of Common Stock and 1,884 Warrants owned by Special Situations Fund III, L.P. ("SSF3"). Messrs. Marxe and Greenhouse are the controlling principals of AWM Investment Company, Inc. ("AWM"), the general partner of and investment adviser to Cayman. AWM also serves as the general partner of MGP Advisers Limited Partnership, the general partner of and investment adviser to SSF3. Messrs. Marxe and Greenhouse are also members of MG Advisers L.L.C., the general partner of and investment adviser to SSPE, and members of SST Advisers, L.L.C., the general partner of and investment adviser to Technology and Tech2.

(4) Includes 1,372 shares of Common Stock underlying options which are exercisable as of November 9, 2004 or within 60 days after such date.

(5) Includes 4,967 shares of Common Stock underlying options which are exercisable as of November 9, 2004 or within 60 days after such date.

(6) Includes 5,450 shares of Common Stock underlying options which are exercisable as of November 9, 2004 or within 60 days after such date.

(7) Includes 5,338 shares of Common Stock underlying options which are exercisable as of November 9, 2004 or within 60 days after such date.

(8) Includes 5,450 shares of Common Stock underlying options which are exercisable as of November 9, 2004 or within 60 days after such date.

(9) Includes 2,031 shares of Common Stock underlying options which are exercisable as of November 9, 2004 or within 60 days after such date. Also includes 584 shares held by the Lee Living Trust, of which Mr. Lee is a co-trustee, but not a beneficiary. Also includes 37 shares of Common Stock underlying immediately exercisable Warrants held by the Lee Living Trust.

(10) Includes 8,682 shares of Common Stock underlying options which are exercisable as of November 9, 2004 or within 60 days after such date.

(11) Includes 5,536 shares of Common Stock underlying options which are exercisable as of November 9, 2004 or within 60 days after such date.

(12) Includes 34,328 shares of Common Stock underlying options and warrants which are exercisable as of November 9, 2004 or within 60 days after such date.

Certain Relationships and Related Transactions

There have been no transactions involving any of Messrs. Docter, Kristoff, Lee or Lyons to be disclosed since January 1, 2003 under the heading "Compensation Committee Interlocks and Insider Participation" or otherwise.

                             STOCKHOLDERS' PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the Company's 2005 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Company at its offices at 433 Hackensack Avenue, Hackensack, New Jersey 07601, not later than July 29, 2005.

Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to have provided advanced notice of such proposal to the Company at the aforementioned address not later than October 13, 2005.

The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, if a stockholder notifies the Company in a time or manner inconsistent with the Company's by-laws of an intent to present a proposal at the Company's 2005 Annual Meeting (and for any reason the proposal is voted upon at that Annual Meeting), the Company's proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in its proxy materials.


                                  OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                    GENERAL

The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by the Company.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

Certain   information   contained  in  this  Proxy  Statement  relating  to  the
occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

GOAMERICA, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON NOVEMBER 9, 2004, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO INVESTOR RELATIONS DEPARTMENT, GOAMERICA, INC., 433 HACKENSACK AVENUE, HACKENSACK, NEW JERSEY 07601. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write us at 433 Hackensack Avenue, Hackensack, New Jersey 07601, or call us at (201) 996-1717. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

                                              By Order of the Board of Directors

                                              /s/ Daniel R. Luis
                                              ---------------------------
                                                  Daniel R. Luis
                                                  Chief Executive Officer

Hackensack, New Jersey
November 26, 2004

                                 GOAMERICA, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints Daniel Luis and Wayne Smith, and each of them, his or her true and lawful agent and proxy, with full power of substitution in each, to represent and to vote on behalf of the undersigned, all of the shares of GoAmerica, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Continental Plaza, 411 Hackensack Avenue, Lower Level, Hackensack, New Jersey at 10:00 a.m., local time, on December 17, 2004, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the Board's nominees for Class A Director.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

GOAMERICA, INC.
433 HACKENSACK AVENUE
HACKENSACK, NJ 07601


                      VOTE BY INTERNET - WWW.PROXYVOTE.COM

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to GoAmerica, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of stockholders
                                 GOAMERICA, INC.

                                December 17, 2004

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

GOAMR1                                        KEEP THIS PORTION FOR YOUR RECORDS

                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GOAMERICA, INC.

1. ELECTION OF CLASS A DIRECTORS:   For    Withhold    For All Except    To withhold authority to vote, mark "For All
                                                                         Except" and write the nominee's number in the
                                    [_]      [_]            [_]          line below.
                                                                         _____________________________________________

Nominees:   01)   Joseph Korb
            02)   Mark Kristoff

2. In his or her discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

                              If you plan to attend the Annual Meeting,
                              please check the box to the right.             [_]

UNLESS OTHERWISE SPECIFIED IN THE SPACES OR SQUARES PROVIDED, THIS PROXY WILL BE VOTED FOR THE BOARD'S NOMINEES FOR DIRECTOR

                       Dated: ____________________________________________, 2004

                       _________________________________________________________
                       Signature
                       _________________________________________________________
                       (Signature if held jointly)

                       Please sign exactly as your name appears hereon.
                       When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

             PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE

                      Appendix A-- Audit Committee Charter


                              AMENDED AND RESTATED

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                 GOAMERICA, INC.


Audit Committee Purpose

    The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

      o Assume direct responsibility for the appointment, compensation, evaluation of the work and, where appropriate, the replacement of the Company's independent auditors, including resolution of any disagreements that may arise between the Company's management and the Company's independent auditors regarding financial reporting.

      o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

      o     Monitor  the   independence   and   performance   of  the  Company's
            independent auditors and internal auditing department.

      o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

      o Encourage adherence to, and continued improvement of, the Company's accounting policies, procedures, and practices at all levels; review of potential significant financial risk to the Company; and monitor compliance with legal and regulatory requirements.

      o Assure the ultimate accountability of the independent auditors to the Board of Directors and the Audit Committee, as representatives of the Company's shareholders.

    The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the authority to retain, at the Company's expense, independent legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Audit Committee Composition and Meetings

     Audit Committee members shall meet the applicable independence requirements of the National Association of Securities Dealers (the "NASD"), the Securities and Exchange Commission (the "SEC") and the Sarbanes-Oxley Act of 2002 (the "Act"). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent (as defined by applicable rules of the NASD and the SEC) directors, free from any relationship that would interfere with the exercise of his or her independent judgment, and no Audit Committee member may, other than in the capacity of an Audit Committee or board member, accept any consulting, advisory, or other compensatory fee from the Company or its subsidiaries or be an affiliated person of the Company or its subsidiaries. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. It is the intention of the Board to assure that at least one member of the Audit Committee shall satisfy the requirements of an "audit committee financial expert" (as defined under the Act and pursuant to regulations of the SEC).

     Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee shall meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors review procedures.

Audit Committee Responsibilities and Duties

Review Procedures

      1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published in the Company's proxy statement at least every three years in accordance with SEC regulations.

      2. Require the independent auditors to advise the Audit Committee in advance in the event that the independent auditors intend to provide any professional services to the Company other than services provided in connection with an audit or a review of the Company's financial statements ("non-audit services"). Approve in advance all audit, review or attest engagements and all permitted non-audit services performed by the Company's independent auditors.

      3. Review all non-audit services provided by the Company's auditors and obtain confirmations from time to time from the Company's outside auditing firm that such firm is not providing to the Company (i) any of the non-auditing services listed in Section 10A(g) of the Securities Exchange Act of 1934, or (ii) any other non-audit service or any auditing service that has not been approved in advance by the Audit Committee.

      4.    Approve  the  provision  of  non-audit  services  that have not been pre-approved by the Audit Committee, but only to the extent that such non-audit services qualify under the de minimus exception set forth in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934. Record in its minutes and report to the Board all approvals of audit services and non-audit services granted by the Audit Committee.

      5. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

      6. In consultation with the management, the independent auditors, and the internal auditor, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

      7. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire audit committee for purposes of this review.

      8. Review the independence and performance of the independent auditors and annually appoint the independent auditors or discharge the independent auditors when circumstances warrant. The Audit Committee shall require the independent auditors to submit, on an annual basis, a formal written statement, consistent with Independent Standards Board Standard 1, setting forth all relationships between the independent auditors and the Company that may affect the objectivity and independence of the independent auditors. Such statement shall confirm that the independent auditors are not aware of any conflict of interest prohibited by Section 10A(i) of the Securities Exchange Act of 1934. The Audit Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors. The Audit Committee shall take, or recommend to the full Board that the full Board take, appropriate action to oversee the independence of the independent auditors.

      9. Establish procedures for the receipt, retention and processing of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and for the confidential submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

      10. On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

      11. Review the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management and internal audit, and the general audit approach.

      12. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

      13. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting and ensure the auditing firm reports to the Audit Committee under the requirements set forth in Section 204 of the Act.

      14. Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal audit department, as needed.

      15. Review the appointment, performance, and replacement of the senior internal audit executive.

      16. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

      17. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

      18. Commencing on such date as Section 102(a) of the Act becomes effective, obtain confirmation from the independent auditors at the commencement of each audit that such firm is a "registered public accounting firm" as such term is defined under the Act.

      19. Require the independent auditors to report to the Audit Committee all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company's management, ramifications of the use of such alternative disclosures and treatments, the treatments preferred by the independent auditors and other material written communications between the independent auditors and the Company's management, including management's letters and schedules of unadjusted differences.

      20. Investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable.

Other Audit Committee Responsibilities

      21. Annually prepare a report to shareholders as required by the Securities and Exchange Commission, such report to be included in the Company's annual proxy statement.

      22. Perform any other activities consistent with this Charter, the Company's by-laws, the Company's certificate of incorporation and governing law, as the Committee or the Board deems necessary or appropriate.

      23. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

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